               SECURITIES AND EXCHANGE COMMISSION

                     Washington, D. C. 20549

                          _____________

                            FORM 8-K

                         CURRENT REPORT

             Pursuant to Section 13 or 15(d) of the

                 Securities Exchange Act of 1934


Date of earliest event
  reported:  October 20, 1999


                         AMR CORPORATION
     (Exact name of registrant as specified in its charter)


 Delaware                    1-8400                   75-1825172
(State of Incorporation) ( Commission File Number)   (IRS Employer
                                                   Identification No.)


4333 Amon Carter Blvd.      Fort Worth, Texas          76155
 (Address of principal executive offices)            (Zip Code)


                         (817) 963-1234
                (Registrant's telephone number)

Item 5.   Other Events

AMR Corporation (the "Company") is filing herewith a press release issued on October 20, 1999 by the Company as Exhibit 99.1 which is included herein. This press release was issued to report third quarter earnings.

Item 7.   Financial Statements and Exhibits

The following exhibit is included herein:

99.1      Press Release

                            SIGNATURE



     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        AMR CORPORATION



                                        /s/ Charles D. MarLett
                                        Charles D. MarLett
                                        Corporate Secretary



Dated:  October 20, 1999

                          EXHIBIT INDEX


Exhibit        Description

99.1      Press Release

                                                Exhibit 99.1


                                   Contact:  John Hotard
                                         Fort Worth, Texas
                                         817-967-1577

FOR RELEASE: Wednesday, Oct. 20,1999

       AMR REPORTS THIRD QUARTER EARNINGS OF $279 MILLION

     FORT WORTH, Texas - AMR Corp., parent of American Airlines Inc., today reported third quarter earnings of $279 million, or $1.76 per common share diluted, a 36 percent decrease compared to net earnings of $433 million, or $2.49 per common share diluted, for the same period in 1998.
     "It's difficult to compare this quarter with the record third quarter earnings of last year because American benefited from strikes at two carriers in 1998," said Donald J. Carty, American's chairman and CEO. "And despite the disruption in many parts of our operation caused by Hurricane Floyd, our earnings per share were our third highest ever for a third quarter period.
     "During the third quarter, we were pleased to welcome 1,700 new employees to the American Airlines team as Reno Air was integrated into American on Aug. 31," Carty said. "This added 180-plus flights to the western part of our route structure.
Also, in the Northeast, the network added 300 daily flights as American Eagle's Business Express Airlines unit transitioned into our reservation system."
     Carty also pointed out that the airline group's gross sales from Internet commerce continue to grow each month. In the third quarter, on American's AA.com Web site alone, gross sales were $133 million, an increase of 303 percent from the same period in 1998. Weekly gross revenue from AA.com was as much as $14.3 million in the third quarter.
     Among AMR's other third-quarter highlights:
     - The AADVANTAGE program made major changes, making it much easier for members to keep miles from expiring.
                              - more -

AMR REPORTS THIRD QUARTER EARNINGS
Oct. 20, 1999
Page 2

     - American Airlines changed its on-board cell phone policy to allow calls while still at the gate.
     -    The National Mediation Board upheld the decision of
       American's passenger service and reservation agents to reject union representation.
     - American Eagle put its first 37-seat ERJ-135 regional jet into service.
     - American Airlines was the only airline in the Fortune 100 to receive the top rating for its Y2K preparedness by Weiss Ratings.
     - American Airlines Cargo experienced its best quarter for freight traffic and implemented new customer friendly automation systems.
     - American Airlines said it would install fully flat sleeper seats in First Class on its Boeing 767-300 aircraft.
     - American Eagle opened a spacious new terminal at Los Angeles International Airport, offering covered boarding.
     - American Airlines began DFW-Osaka service with Boeing 777 aircraft.
     -    American's Anne McNamara received the first National
       Diversity Leadership Award given by the Coalition of Bar Associations of Color.
     -    Hispanic magazine honored American as having one of the top
       25 minority supplier programs.
     - American Airlines welcomed Finnair and Iberia to the oneworld alliance.
     - American Airlines and EVA Airways of Taiwan announced a new marketing agreement.
     -    American Airlines moved its Paris operation from Orly
       Airport to Roissy-Charles de Gaulle airport.
     - AMR was named by FORTUNE Magazine as one of the 50 best companies for black, Hispanic and Asian employment - the only passenger airline to make the list.
     - Total worldwide travel bookings processed through the Sabre computer reservations system were 113 million for the quarter, an increase of 6.2 percent over the same period last year.

EDITORS: AMR's Chief Financial Officer, Gerard J. Arpey, will be available to answer media inquiries during a telephone news conference today, from 2 p.m. to 2:45 p.m. CDT. Those interested in joining the conference should call 817-967-1577 for details.

Detailed Financial Information Follows

                         AMR CORPORATION
              CONSOLIDATED STATEMENTS OF OPERATIONS
             (in millions, except per share amounts)
                           (Unaudited)

                                  Three Months Ended
                                     September 30,        Percent
                                   1999        1998       Change
Revenues
Airline Group
Passenger - American Airlines    $3,900         $3,871      0.7
          - AMR Eagle               352            304     15.8
    Cargo                           160            158      1.3
    Other                           267            257      3.9
                                  4,679          4,590      1.9

  Sabre                             617            604      2.2
  Other                              20             17     17.6
  Less: Intersegment revenues     (166)           (165)     0.6
    Total operating revenues      5,150          5,046      2.1

Expenses
  Wages, salaries and benefits    1,734          1,632      6.3
  Aircraft fuel                     456            400     14.0
  Depreciation and amortization     317            328     (3.4)
  Commissions to agents             314            311      1.0
  Maintenance, materials and
   repairs                          263            251      4.8
  Other rentals and landing fees    261            231     13.0
  Food service                      196            184      6.5
  Aircraft rentals                  161            142     13.4
  Other operating expenses          901            835      7.9
    Total operating expenses      4,603          4,314      6.7
Operating Income                    547            732    (25.3)
Other Income (Expense)
  Interest income                    26             37    (29.7)
  Interest expense                 (107)           (93)    15.1
  Interest capitalized               27             28     (3.6)
  Minority interest                 (13)           (12)     8.3
  Miscellaneous - net                (9)            16        *
                                    (76)            (24)      *
Income From Continuing Operations
    Before Income Taxes             471            708    (33.5)
Income tax provision                192            277    (30.7)
Income From Continuing Operations   279            431    (35.3)
Discontinued Operations
 (net of applicable income taxes)     -              2        -
Net Earnings                     $  279       $    433    (35.6)



Continued on next page.

                         AMR CORPORATION
        CONSOLIDATED STATEMENTS OF OPERATIONS (CONTINUED)
             (in millions, except per share amounts)
                           (Unaudited)

                                   Three Months Ended
                                     September 30,
                                   1999         1998
Earnings Per Common Share
  Basic
    Income from Continuing
     Operations                  $  1.86     $   2.56
    Discontinued Operations           -          0.01
    Net Earnings                 $  1.86     $   2.57

  Diluted
    Income from Continuing
     Operations                  $  1.76     $   2.48
    Discontinued Operations           -          0.01
    Net Earnings                 $  1.76     $   2.49

Number of Shares Used in
Computation
  Basic                              150          169
  Diluted                            155          174


*    Greater than 100%

Note: Certain amounts from 1998 have been reclassified to conform with 1999 presentation.

                         AMR CORPORATION
              CONSOLIDATED STATEMENTS OF OPERATIONS
             (in millions, except per share amounts)
                           (Unaudited)

                                    Nine Months Ended
                                      September 30,      Percent
                                     1999       1998     Change
Revenues
  Airline Group
    Passenger - American Airlines  $10,971    $11,238      (2.4)
              - AMR Eagle              963        849      13.4
    Cargo                              469        490      (4.3)
    Other                              795        739       7.6
                                    13,198     13,316      (0.9)

  Sabre                              1,894      1,735       9.2
  Other                                 60         51      17.6
  Less: Intersegment revenues         (508)      (498)      2.0
    Total operating revenues        14,644     14,604       0.3

Expenses
  Wages, salaries and benefits       5,164      4,817       7.2
  Aircraft fuel                      1,219      1,219         -
  Depreciation and amortization        984        966       1.9
  Commissions to agents                900        934      (3.6)
  Maintenance, materials and
   repairs                             743        704       5.5
  Other rentals and landing fees       754        667      13.0
  Food service                         548        523       4.8
  Aircraft rentals                     483        427      13.1
  Other operating expenses           2,634      2,343      12.4
    Total operating expenses        13,429     12,600       6.6
Operating Income                     1,215      2,004     (39.4)

Other Income (Expense)
  Interest income                       72        103     (30.1)
  Interest expense                   (294)       (280)      5.0
  Interest capitalized                  89         71      25.4
  Minority interest                   (40)        (37)      8.1
  Miscellaneous - net                   50         (3)        *
                                     (123)       (146)    (15.8)
Income From Continuing Operations
  Before Income Taxes                1,092      1,858     (41.2)
Income tax provision                   451        734     (38.6)
Income From Continuing Operations      641      1,124     (43.0)
Discontinued Operations
 (net of applicable income taxes)       64          8         *
Net Earnings                        $  705    $ 1,132     (37.7)


Continued on next page.

                         AMR CORPORATION
        CONSOLIDATED STATEMENTS OF OPERATIONS (CONTINUED)
             (in millions, except per share amounts)
                           (Unaudited)

                                    Nine Months Ended
                                      September 30,
                                     1999      1998
Earnings Per Common Share
  Basic
    Income from Continuing
     Operations                     $  4.17   $  6.57
    Discontinued Operations            0.41      0.05
    Net Earnings                    $  4.58   $  6.62

  Diluted
    Income from Continuing
     Operations                     $  4.04   $  6.34
    Discontinued Operations            0.40      0.05
    Net Earnings                    $  4.44   $  6.39

Number of Shares Used in
Computation
  Basic                                 154       171
  Diluted                               159       177


*    Greater than 100%

Note: Certain amounts from 1998 have been reclassified to conform with 1999 presentation.

                         AMR CORPORATION
              BUSINESS SEGMENT FINANCIAL HIGHLIGHTS
                          (in millions)
                           (Unaudited)

                                    Three Months Ended
                                      September 30,       Percent
                                     1999       1998      Change
Airline Group
Revenues
    Passenger - American Airlines   $3,900    $  3,871       0.7
              - AMR Eagle              352         304      15.8
    Cargo                              160         158       1.3
    Other                              267         257       3.9
                                     4,679       4,590       1.9
Expenses
  Wages, salaries and benefits       1,528       1,449       5.5
  Aircraft fuel                        456         400      14.0
  Commissions to agents                314         311       1.0
  Depreciation and amortization        276         265       4.2
  Maintenance, materials and
   repairs                             263         250       5.2
  Other rentals and landing fees       248         222      11.7
  Food service                         196         184       6.5
  Aircraft rentals                     161         142      13.4
  Other operating expenses             815         741      10.0
    Total operating expenses         4,257       3,964       7.4

Operating Income                       422         626     (32.6)

Other Expense                         (69)         (27)        *

Earnings Before Income Taxes        $  353    $    599     (41.1)
Pre-tax Margin                         7.5%       13.1%     (5.6) pts.



Sabre

Revenues                            $  617    $    604       2.2

Operating Expenses                      496        506      (2.0)

Operating Income                        121         98      23.5

Other Income                              4         15     (73.3)

Earnings Before Income Taxes        $   125    $   113      10.6
Pre-tax Margin                         20.3%      18.7%      1.6 pts.

*    Greater than 100%

Note: Certain amounts from 1998 have been reclassified to conform with 1999 presentation.

                         AMR CORPORATION
              BUSINESS SEGMENT FINANCIAL HIGHLIGHTS
                          (in millions)
                           (Unaudited)

                                    Nine Months Ended
                                      September 30,       Percent
                                     1999       1998      Change
Airline Group
Revenues
    Passenger - American Airlines  $10,971     $11,238       (2.4)
              - AMR Eagle              963         849       13.4
    Cargo                              469         490       (4.3)
    Other                              795         739        7.6
                                    13,198      13,316       (0.9)
Expenses
  Wages, salaries and benefits       4,547       4,285        6.1
  Aircraft fuel                      1,219       1,219          -
  Commissions to agents                900         934       (3.6)
  Depreciation and amortization        797         781        2.0
  Maintenance, materials and
   repairs                             742         702        5.7
  Other rentals and landing fees       717         641       11.9
  Food service                         548         523        4.8
  Aircraft rentals                     483         427       13.1
  Other operating expenses           2,378       2,143       11.0
    Total operating expenses        12,331      11,655        5.8

Operating Income                       867       1,661      (47.8)

Other Expense                         (131)       (130)       0.8

Earnings Before Income Taxes        $  736    $  1,531      (51.9)
Pre-tax Margin                         5.6%      11.5%       (5.9) pts.



Sabre

Revenues                            $1,894    $ 1,735         9.2

Operating Expenses                   1,565      1,413        10.8

Operating Income                       329        322         2.2

Other Income                            45         18           *

Earnings Before Income Taxes        $  374     $  340        10.0
Pre-tax Margin                        19.7%      19.6%        0.1 pts.

*    Greater than 100%

Note: Certain amounts from 1998 have been reclassified to conform with 1999 presentation.

                          AIRLINE GROUP
                      OPERATING STATISTICS
                           (Unaudited)

                                    Three Months Ended
                                       September 30,      Percent
                                     1999        1998     Change
American Airlines Jet Operations:
Revenue passenger miles (millions)   30,325      29,132      4.1
Available seat miles (millions)      42,245      39,806      6.1
Cargo ton miles (millions)              541         480     12.7
Passenger load factor                  71.8%       73.2%    (1.4) pts.
Breakeven load factor                  63.3%       60.2%     3.1  pts.
Passenger revenue yield per
 passenger mile (cents)               12.86       13.29     (3.2)
Passenger revenue per
 available seat mile (cents)           9.23        9.73     (5.1)
Cargo revenue yield per ton
 mile (cents)                         29.22       32.61    (10.4)
Operating expenses per
 available seat mile (cents)           9.21        9.22     (0.1)
Fuel consumption (gallons,
 in millions)                           780        728       7.1
Fuel price per gallon (cents)          55.9        53.1      5.3
Fuel price per gallon, excluding
 fuel taxes (cents)                    51.0        48.4      5.4
Operating aircraft at period-end        703        645       9.0

AMR Eagle:
Revenue passenger miles (millions)      905        753      20.2
Available seat miles (millions)       1,502      1,156      29.9
Passenger load factor                  60.2%      65.1%     (4.9) pts.
Operating aircraft at period-end        268        207      29.5

AMR Corporation
Average Equivalent Number of
Employees
    Airline Group:
        AA Jet Operations            87,700      82,300
        Other                        13,100      10,800
           Total Airline Group      100,800      93,100
    Sabre                            11,700      11,700
    Other                             1,300      13,100
    Total                           113,800     117,900

                          AIRLINE GROUP
                      OPERATING STATISTICS
                           (Unaudited)

                                     Nine Months Ended
                                       September 30,     Percent
                                      1999      1998     Change
American Airlines Jet Operations:
Revenue passenger miles (millions)   84,522    82,443       2.5
Available seat miles (millions)     120,354   116,476       3.3
Cargo ton miles (millions)            1,483     1,485      (0.1)
Passenger load factor                  70.2%     70.8%     (0.6) pts.
Breakeven load factor                  64.3%     59.2%      5.1  pts.
Passenger revenue yield per
 passenger mile (cents)               12.98     13.63      (4.8)
Passenger revenue per available
 seat mile (cents)                     9.12      9.65     (5.5)
Cargo revenue yield per ton
 mile (cents)                         31.21     32.64     (4.4)
Operating expenses per available
 seat mile (cents)                     9.38      9.27      1.2
Fuel consumption (gallons, in
 millions)                            2,212     2,120      4.3
Fuel price per gallon (cents)          52.7      55.6     (5.2)
Fuel price per gallon, excluding
 fuel taxes (cents)                    48.1      50.8     (5.3)
Operating aircraft at period-end        703       645      9.0

AMR Eagle:
Revenue passenger miles (millions)    2,496     2,076     20.2
Available seat miles (millions)       4,135     3,326     24.3
Passenger load factor                  60.4%     62.4%    (2.0) pts.
Operating aircraft at period-end        268       207     29.5